SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 21, 2015

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendment to Franchisee Loan Facility

On September 21, 2015, Progressive Finance Holdings, LLC, a wholly owned subsidiary of Aaron’s, Inc.’s (the “Company”), entered into an agreement to acquire all of the outstanding shares (the “DAMI Acquisition”) of Dent-A-Med, Inc. and its subsidiaries (collectively, the “DAMI Entities”), expected to close in the fourth quarter of 2015. In connection with the DAMI Acquisition, the Company entered into a Second Amendment to the Loan Facility Agreement, dated September 21, 2015, with SunTrust Bank, as servicer, and the other participants listed on the respective signature pages thereof (the “Franchisee Loan Facility Amendment”). The Franchisee Loan Facility Amendment amends the Third Amended and Restated Loan Facility Agreement and Guaranty, dated as of April 14, 2014 (the “Franchisee Loan Facility”) to, among other things: (i) modify certain financial covenants and related financial terms used therein to exclude the DAMI Entities from the calculation of the total Debt to EBITDA ratio and the fixed charge coverage ratio, (ii) modify the definition of “Material Domestic Subsidiary” to exclude the DAMI Entities from the requirement to join to the Franchise Loan Facility as guarantors, (iii) modify the definition of “Permitted Acquisition” to ensure that the closing of the DAMI Acquisition is deemed a “Permitted Acquisition” subject to the other requirements contained in the definition and (iv) certain other modifications to the terms, conditions and covenants contained in the Franchise Loan Facility in order to account for the DAMI Acquisition in a manner favorable to the Company, each as set forth in the Franchisee Loan Facility Amendment.

Amendment to Existing Credit Facility

In connection with the DAMI Acquisition, the Company also entered into a Second Amendment to Credit Agreement, dated September 21, 2015, with the lending institutions listed on the respective signature pages thereof, and SunTrust Bank, as lender and administrative agent for the lending institutions (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Company’s existing Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 14, 2014 (the “Existing Credit Facility”), to, among other things: (i) modify certain financial covenants and related financial terms used therein to exclude the DAMI Entities from the calculation of the total Debt to EBITDA ratio and the fixed charge coverage ratio, (ii) modify the definition of “Material Domestic Subsidiary” to exclude the DAMI Entities from the requirement to join to the Existing Credit Agreement as guarantors, (iii) modify the definition of “Permitted Acquisition” to ensure that the closing of the DAMI Acquisition is deemed a “Permitted Acquisition” subject to the other requirements contained in the definition and (iv) certain other modifications to the terms, conditions and covenants contained in the Existing Credit Agreement in order to account for the DAMI Acquisition in a manner favorable to the Company, each as set forth in the Credit Agreement Amendment.

Modifications to Existing Note Purchase Agreements

In connection with the DAMI Acquisition,, the Company also entered into Amendment No. 5, dated September 21, 2015, to the Note Purchase Agreement with Prudential Insurance Company of America (“Prudential”) and certain other purchasers, as set forth on the signature pages thereof (the “2011 Prudential Note Purchase Amendment”). The 2011 Prudential Note Purchase Amendment amends the Note Purchase Agreement dated as of July 5, 2011, as previously amended (the “2011 Prudential NPA”), pursuant to which the Company and certain subsidiaries as co-obligors, issued $125 million in senior unsecured notes to the purchasers in a private placement. The Company also entered into Amendment No. 2, dated September 21, 2015, to the Note Purchase Agreement with Prudential and certain other purchasers, as set forth on the signature pages thereof (the “2014 Prudential Note Purchase Amendment”). The 2014 Prudential Note Purchase Amendment amends the Note Purchase Agreement dated as of April 14, 2014 (the “2014 Prudential NPA”), pursuant to which the Company and Aaron Investment Company, as obligors, issued $225 million in senior unsecured notes to the purchasers in a private placement. Also on September

21, 2015, the Company entered into Amendment No. 2 to the Note Purchase Agreement with Metropolitan Life Insurance Company and certain other purchasers, as set forth on the signature pages thereof (the “MetLife Note Purchase Amendment,” together with the 2011 Prudential Note Purchase Amendment and the 2014 Prudential Note Purchase Amendment, the “Note Purchase Amendments”). The MetLife Note Purchase Amendment amends the Note Purchase Agreement dated as of April 14, 2014 (the “MetLife NPA”; together with the 2011 Prudential NPA and the 2014 Prudential NPA, collectively the “Existing NPAs”), pursuant to which the Company and Aarons Investment Company, as obligors, issued $75 million in senior unsecured notes in a private placement.

The Note Purchase Amendments amend the Existing NPAs to (i) modify certain financial covenants and related financial terms used therein to exclude the DAMI Entities from the calculation of the total Debt to EBITDA ratio and the fixed charge coverage ratio, (ii) modify the “Covenant Relating to Domestic Subsidiaries” to exclude the DAMI Entities from the requirement to join to the respective Existing NPA as guarantors, (iii) modify the definition of “Permitted Acquisitions” to ensure that the closing of the DAMI Acquisition is deemed a “Permitted Acquisition” subject to the other requirements contained in the definition and (iv) certain other modifications to the terms, conditions and covenants contained in the Existing NPAs in order to account for the DAMI Acquisition in a manner favorable to the Company, each as set forth in the Note Purchase Amendments.

The foregoing descriptions of the Franchisee Loan Facility Amendment, the Credit Agreement Amendment and the Note Purchase Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, to be filed with a subsequent Company filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: September 25, 2015		Gilbert L. Danielson Executive Vice President, Chief Financial Officer